UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 9/30/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **North Carolina Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	-1.11%	-5.81%	0.75%
1-Year	0.80	-3.99	3.16
5-Year	3.47	2.47	4.14
Since Inception (10/10/06)	2.20	1.65	4.70

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds

2      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of November 23, 2015): In the weeks that followed the end of this reporting period, several developments in Puerto Rico and decisions by its agencies and officials kept the Commonwealth in the spotlight.

The forbearance agreement between PREPA (Puerto Rico’s electric utility authority) and its bondholders, which has been extended repeatedly since first signed in August 2014 and was set to expire at 8 p.m. October 1, 2015, was extended on that date and several times thereafter. As of this writing, it is scheduled to expire December 10, 2015.

On September 1, 2015, when PREPA and its forbearing bondholders reached an agreement in principal on the major financial terms of the securitization transaction, the Puerto Rico Legislature was given deadline of November 20, 2015 to authorize the restructuring of PREPA. Gov. Alejandro García Padilla recommended the passage of the PREPA restructuring bill, but the Legislature’s regular session ended November 17, 2015 without an agreement on it. On November 20, 2015, the deadline was extended to December 7, 2015, and the governor has said that he will convene a special legislative session in the first week of December.

Earlier in November, three of PREPA’s four creditor groups adopted the formal debt restructuring agreement with the electric utility authority. The agreement is dependent on the approval of all four creditor groups. As of this writing, the monoline bond insurers were still negotiating with PREPA.

Before it adjourned, the Legislature passed a bill that would authorize the creation of a local fiscal adjustment board. The bill, which was amended to give the board the authority to endorse a 5-Year Fiscal Plan but does not give it as much authority as the governor wanted, was sent to the governor for signature. The governor, who had favored a local board, is expected to sign the bill, according to Victor Suarez, the governor’s chief of staff. Some bondholders and some individuals in the federal government had advocated for a federal control board.

On November 19, 2015, the government announced that it would discuss a proposed restructuring plan with the advisers of the bondholders who hold the majority of Puerto Rico’s principal issuers on the next day. The Government Development Bank of Puerto Rico (GDB) has said that its plan involves a “comprehensive single transaction to be accomplished through a voluntary exchange offer.” According to the GDB’s press release, no offer will be made at the November 20 meeting, which is closed to the public.

3      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Meanwhile, the market’s eyes remain focused two upcoming dates: On December 1, 2015, the Commonwealth’s financing arm, the Government Development Bank of Puerto Rico (GDB), has $354.7 million in debt-service payments due, of which $273.3 is backed by the Commonwealth’s general obligation (G.O.) guarantee, and many debt-service payments are due January 1, 2016, including PREPA and G.O. securities.

Puerto Rico officials appeared before the U.S. Senate Committee on Energy and Natural Resources on October 22, 2015. The committee, which deals with legislation related to U.S. territories, among many other areas, was focused on whether Chapter 9 bankruptcy should be an option for Puerto Rico. Both Gov. Padilla and the representatives of the U.S. Department of Treasury faced criticism from the Senate panel. The governor came under fire because his administration has not provided audited financial statements since 2013; he asserted that “it was a ‘misconception’ that Puerto Rico was withholding critical financial information,” The New York Times reported. The senators also challenged the “Super Chapter 9” rescue plan put forth by the Obama administration. The rescue plan (formally titled “A roadmap for Congressional Action”) calls for increasing federal payments to Puerto Rico to lessen the Commonwealth’s healthcare and Medicaid costs and allowing Puerto Rico residents to benefit from the earned income tax credit.

Several U.S. Congressmen have tried to garner support for legislation designed to help Puerto Rico, but support has been limited, especially among Republicans. Some New York congressmen have said they plan to amend legislation to the omnibus spending bill, which must be passed in December. Meanwhile, the Senate Judiciary Committee has set a December 1, 2015 hearing about Puerto Rico.

Some media reports in mid-October suggested that the Treasury Department was in talks with Puerto Rico about issuing a “superbond” that would be exchanged at a negotiated rate for outstanding debt. Others quickly reported the Treasury’s official statement: “The Administration has said repeatedly that it has no plans to provide a bailout to Puerto Rico, and it is inaccurate to suggest that Treasury is in talks to undertake any of Puerto Rico’s financial obligations.”

As a forbearing bondholder on PREPA, the Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

As in many previous reporting periods, Oppenheimer Rochester North Carolina Municipal Fund generated high levels of tax-free income for the 6 months ended September 30, 2015. The Fund’s Class A shares provided a distribution yield of 5.10% at net asset value (NAV) at the end of this reporting period. This Fund’s Class A dividend remained steady throughout this reporting period, and payouts totaled 27.6 cents. However, price reductions in the municipal bond market – particularly among sectors and securities this Fund favors – caused the Fund’s NAV to decline, and its total return followed suit: The Fund’s Class A total return was negative this reporting period despite the Fund’s steady dividend and favorable distribution yield.

MARKET OVERVIEW

Investors waited with bated breath for the Federal Open Market Committee (FOMC) to reveal what it decided during its September 2015 meeting. Many market watchers had predicted that the FOMC would raise the Fed Funds target rate (the short-term interest rate that it controls) for the first time in 7 years, but the Fed decided otherwise. The committee’s rationale for keeping the short-term rate at its current level of zero to 0.25% included “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective, partly reflecting declines in energy and other import

The average distribution yield in Lipper’s North Carolina Municipal Debt Funds category was 3.14% at the end of this reporting period. At 5.10%, the distribution yield at NAV for this Fund’s Class A shares was 196 basis points higher than the category average.

prices.” In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.10%

Dividend Yield with sales charge	4.86

Standardized Yield	3.57

Taxable Equivalent Yield	6.72

Last distribution (9/22/15)	$0.046

Total distributions (4/1/15 to 9/30/15)	$0.276

  Endnotes for this discussion begin on page 18 of this report

5      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed, some of which indicated that the Fed could be patient and would “increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April 2015, however, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 as well as declines in energy prices and non-energy imports, which were keeping inflation low.

And, in a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

The only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. On September 30, 2015, yields on high-grade municipal bonds at the lower end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period and their yields declined.

No matter what the Fed does or when, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of September 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.14%, up 20 basis points from March 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 2.12% on September 30, 2015, up 7 basis points from the March 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.27%, up 5 basis points from the March 2015 date.

On September 18, 2015, nearly three months after fiscal year 2016 began, North Carolina’s General Assembly completed work on the biennial state budget. The spending plan totals $21.7 billion for fiscal 2016, which began July 1, 2015, and $21.9 billion for fiscal 2017. Governor Pat McCrory signed the budget the same day. The governor said his priorities included fully funding positions for teachers’ assistants; increasing the annual starting pay for teachers to $35,000, from $33,000; eliminating transfers from the highway fund to the general fund (to ensure that highway funds are spent on roads and infrastructure), and increasing financial support for mental health services.

6      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Also in September, lawmakers passed a $2 billion Connect NC Bond Act, which will be put to a vote by North Carolinians in March 2016. If approved, the bonds would finance universities and community colleges, water and sewer grant and loan programs, and the modernization of the state’s National Guard facilities. By funding specific projects, the act also seeks to attract bioscience and related industries to North Carolina and improve public safety and state attractions and parks.

As of September 30, 2015, North Carolina’s general obligation (G.O.) bonds, which are backed by the full faith and taxing authority of state and local governments, were rated Aaa by Moody’s Investors Service and AAA by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester North Carolina Municipal Fund held more than 120 securities as of September 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 3% in Lipper’s Other States Municipal Debt Funds category as of September 30, 2015. At 5.10%, the distribution yield at NAV for this Fund’s Class A shares was 196 basis points higher than the category average, which was 3.14%. For North Carolina residents in the top 2015 bracket for federal and state income taxes, a taxable investment with a September 2015 yield of less than 6.72% would not have delivered as much after-tax income as the Class A shares of this Fund. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.6 cents per share throughout this reporting period. In all, the Fund distributed 27.6 cents per Class A share this reporting period.

As of September 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 18.2% of total assets (19.8% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. The Fund’s investments in this sector include two bonds issued in Puerto Rico.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal,

7      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

state and local income taxes, represented 15.7% of the Fund’s total assets (17.0% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced on February 6, 2015, when a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt under the supervision of a Commonwealth court.

On July 6, 2015, a federal appeals court unanimously affirmed the earlier decision and on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn

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The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA

Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella, CFA	Charlie Pulire, CFA	Elizabeth Mossow, CFA
Senior Portfolio	Senior Portfolio	Associate Portfolio
Manager	Manager	Manager

the federal district court ruling. In its petition, the Commonwealth argues that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act.

As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored. Our team will always stand up for bondholders’ best interests.

Separately, four Puerto Rico bond issuers had payments due on August 3, 2015. Three of these issuers made their payments on time and in full; the Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a $58 million payment of principal and interest on August 3. Instead, a payment of $628,000

9      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

10      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth, Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds—the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA)—met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds, including this Fund. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment on July 1, 2015 and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders.

11      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet requires that the new securitization bonds earn an investment-grade rating; that the deal requires high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process.

While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation. The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests. As of the end of this reporting period, the forbearance agreement with bondholders was scheduled to expire at 8 p.m. October 1, 2015.

PREPA did not secure an extension from its bond insurers, a group that guarantees $2.5 billion of the utility’s debt. According to PREPA’s chief restructuring officer, negotiations with the bond insurers will continue.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve some of the Commonwealth’s financial difficulties.

Politicians, including some candidates for the presidency, have voiced concerns about the current circumstances in Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress or the Puerto Rico Legislature. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, various market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt service obligations created

12      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

significant pressure on the prices of their securities, especially in the latter months of this reporting period.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Overall, we are encouraged by the government’s efforts to reduce spending and increase revenue. However, investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund remained invested in the adult living facilities sector, which represented 16.2% of the Fund’s total assets (17.6% of net assets) as of September 30, 2015. These bonds, which finance various projects at senior living centers, tend to be solid credits in densely populated geographies that have strong real estate values and in more rural areas with stable home prices.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 15.6% of the Fund’s total assets (17.0% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of this sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, including those issued in Puerto Rico, Guam and the U.S. Virgin Islands, made all scheduled payments of interest and principal on time and in full.

13      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

As of September 30, 2015, 9.9% of the Fund’s total assets (10.7% of net assets) continued to be invested in the higher education sector, with almost half of the holdings issued in Puerto Rico. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. As of September 30, 2015, 7.2% of the Fund’s total assets (7.8% net assets) were invested in the marine/aviation facilities sector.

As of September 30, 2015, the Fund’s investments in the student housing sector represented 6.9% of the Fund’s total assets (7.5% of net assets). We like that the nation’s colleges and universities tend to have stable enrollment levels, giving this sector a clear sense of its revenue stream.

G.O. securities comprised 6.7% of total assets (7.3% of net assets) as of September 30, 2015. The Fund’s holdings in this sector included bonds issued in various North Carolina municipalities, the Northern Mariana Islands, and in the Commonwealth of Puerto Rico at the end of this reporting period. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds.

The Fund’s holdings in municipal bonds issued by utilities represented 5.3% of total assets (5.7% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 4.8% of total assets (5.2% of net assets) and sewer utilities with 0.5% of total assets (0.5% of net assets) as of September 30, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in Guam and by PREPA and PRASA. While the prices of PRASA securities have remained pressured this reporting period, the authority reported stronger-than-expected operating results for fiscal year 2015, largely based on its decisions to cut expenses and reduce debt-service obligations.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions.

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Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities.

Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-

grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

15      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

16      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	18.2%

Adult Living Facilities	16.2

Tobacco Master Settlement Agreement	15.6

Higher Education	9.9

Marine/Aviation Facilities	7.2

Student Housing	6.9

General Obligation	6.7

Electric Utilities	4.8

Sales Tax Revenue	3.6

Single Family Housing	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	0.0%	0.0%	0.0%

AA	29.6	0.0	29.6

A	5.1	0.0	5.1

BBB	28.3	10.6	38.9

BB or lower	19.1	7.3	26.4

Total	82.1%	17.9%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

17      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/15

	Without Sales Charge	With Sales Charge
Class A	5.10%	4.86%
Class B	4.41	N/A
Class C	4.41	N/A
Class Y	5.13	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/15

Class A	3.57%
Class B	3.00
Class C	3.01
Class Y	3.79

TAXABLE EQUIVALENT YIELDS

As of 9/30/15

Class A	6.72%
Class B	5.65
Class C	5.67
Class Y	7.14

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPNCX)	10/10/06	-1.11%	0.80%	3.47%	2.20%
Class B (OPCBX)	10/10/06	-1.48	0.04	2.66	1.69
Class C (OPCCX)	10/10/06	-1.48	0.05	2.70	1.44
Class Y (OPCYX)	7/29/11	-1.08	0.85	N/A	4.66

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPNCX)	10/10/06	-5.81%	-3.99%	2.47%	1.65%
Class B (OPCBX)	10/10/06	-6.30	-4.75	2.33	1.69
Class C (OPCCX)	10/10/06	-2.44	-0.91	2.70	1.44
Class Y (OPCYX)	7/29/11	-1.08	0.85	N/A	4.66

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include

18      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.046 for the 28-day accrual period ended September 22, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 22, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0398, $0.0398 and $0.0463, respectively, for the 28-day accrual period ended September 22, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s North Carolina Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 267 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and North Carolina tax rate of 46.9%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

19      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During 6 Months Ended September 30, 2015
Class A	$1,000.00	$988.90	$7.94
Class B	1,000.00	985.20	11.68
Class C	1,000.00	985.20	11.68
Class Y	1,000.00	989.20	7.64

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.05	8.05
Class B	1,000.00	1,013.30	11.85
Class C	1,000.00	1,013.30	11.85
Class Y	1,000.00	1,017.35	7.75

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.59%
Class B	2.34
Class C	2.34
Class Y	1.53

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

22      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—111.1%
North Carolina—73.1%
$150,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625%[2]	09/01/2033	$150,346
500,000	Charlotte, NC Airport[1]	5.000	07/01/2031	548,575
1,900,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000	07/01/2036	2,071,000
1,830,000	Charlotte-Mecklenburg, NC Hospital Authority (Carolinas Healthcare System)[1]	5.125	01/15/2037	2,034,978
50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	5.250	01/15/2039	55,160
250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700	05/01/2034	279,850
100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250	11/01/2033	115,933
100,000	E. Lincoln County, NC Water & Sewer District[1]	4.750	06/01/2018	101,846
500,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125	03/20/2049	508,490
500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000	04/01/2037	543,500
15,000	Mint Hill, NC Sanitation District	5.250	06/01/2020	15,363
425,000	Mint Hill, NC Sanitation District	5.250	06/01/2019	435,306
125,000	Mint Hill, NC Sanitation District	5.250	06/01/2017	126,784
35,000	Nash, NC Health Care Systems[1]	5.000	11/01/2030	37,464
1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000	10/01/2026	971,170
500,000	NC Capital Facilities Finance Agency (Davidson College)	5.000	03/01/2040	561,090
30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2023	30,038
1,170,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2028	1,170,971
1,280,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000	06/01/2033	1,280,666
75,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.250	06/01/2017	75,199
1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,765,571
1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,635,942
440,000	NC Capital Facilities Finance Agency (Methodist University)	5.000	03/01/2022	506,264
200,000	NC Capital Facilities Finance Agency (Methodist University)	5.000	03/01/2019	222,802
810,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000	06/01/2027	811,037
110,000	NC Capital Facilities Finance Agency (North Carolina A&T University)[1]	5.000	06/01/2032	110,101
65,000	NC HFA (Home Ownership)[1,3]	5.125	01/01/2028	67,007
95,000	NC HFA (Home Ownership)[1,3]	5.250	07/01/2039	96,181
2,380,000	NC HFA (Home Ownership)[1,3]	5.250	01/01/2039	2,442,951
220,000	NC HFA (Multifamily Hsg.)[1]	5.500	02/20/2043	220,301

23      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
North Carolina (Continued)
$475,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)[1,3]	5.500%	10/01/2024	$476,159
2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,215,414
1,310,000	NC Medical Care Commission (Aldersgate United Methodist Retirement Community)	6.250	07/01/2035	1,433,415
1,400,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,534,064
45,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.000	11/01/2033	49,200
8,000,000	NC Medical Care Commission (Duke University Health System)[4]	5.000	06/01/2042	8,907,440
275,000	NC Medical Care Commission (Forest at Duke)[1]	5.500	09/01/2018	276,130
500,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	535,685
115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	119,736
1,700,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.200	10/01/2021	1,748,416
175,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	178,836
345,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	351,962
55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	55,043
35,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2022	35,068
20,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.250	10/01/2017	20,064
45,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.250	10/01/2018	45,134
380,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2033	380,418
365,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital/The Presbyterian Hospital Obligated Group)[1]	5.000	11/01/2034	379,618
375,000	NC Medical Care Commission (Scotland Memorial Hospital)[1,3]	5.500	10/01/2019	376,451
5,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	5,017
750,000	NC Medical Care Commission (Wakemed)	5.000	10/01/2031	828,398
500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	580,600
25,000	NC Medical Care Commission Health Care Facilities (BRH / GH / VGH / GL / GNC Obligated Group)[1]	5.000	01/01/2033	25,056
2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,230,740
70,000	NC Medical Care Commission Health Care Facilities (Pines at Davidson)[1]	5.000	01/01/2036	70,141
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	525,805
20,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750	10/01/2037	20,644

24      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
North Carolina (Continued)
$775,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500%		10/01/2032	$775,821
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500		10/01/2035	5,003
1,590,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.000		10/01/2033	1,637,764
1,000,000	NC Medical Care Commission Retirement Facilities (UHC&S/LPC Obligated Group)[1]	5.000		09/01/2037	1,007,330
85,000	NC Medical Care Commission Retirement Facilities (UHC&S/LPC Obligated Group)[1]	5.250		09/01/2021	85,065
1,000,000	NC Municipal Power Agency No. 1 (Catawba Electric)[1]	5.000		01/01/2032	1,166,700
250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000		07/01/2036	282,643
1,500,000	NC Winson-Salem State University[1]	5.000		06/01/2034	1,627,200
750,000	New Hanover County, NC Hospital (New Hanover Regional Medical Center)	5.000		10/01/2026	851,730
10,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500		10/01/2029	10,031
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250		10/01/2038	535,215
25,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.750		10/01/2024	26,743
1,000,000	Raleigh Durham, NC Airport Authority[1]	5.000		05/01/2037	1,047,080
1,080,000	Raleigh Durham, NC Airport Authority[1]	5.000		05/01/2028	1,253,891
20,000	University of NC System[1]	5.500		10/01/2034	22,430
1,410,000	Western Carolina University, NC (Student Housing)	5.000		06/01/2033	1,560,109

					54,291,295

U.S. Possessions—38.0%
750,000	Guam International Airport Authority	6.000		10/01/2034	877,605
125,000	Guam Power Authority, Series A	5.000		10/01/2030	145,005
125,000	Guam Power Authority, Series A	5.000		10/01/2023	148,829
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[5]	06/01/2057	1,236,216
160,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	161,102
1,915,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,669,612
500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[6]	07/01/2024	362,025
4,495,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	4,494,910
3,520,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	3,520,176
1,840,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,847,176
15,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.390	[5]	05/15/2050	1,283,850
70,000	Puerto Rico Commonwealth GO	5.875		07/01/2036	46,224
2,250,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	1,505,362
800,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	524,288
70,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	45,959
750,000	Puerto Rico Commonwealth GO	5.750		07/01/2028	507,285
5,000	Puerto Rico Commonwealth GO	5.000		07/01/2028	3,307
395,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	261,296
85,000	Puerto Rico Convention Center Authority	5.000		07/01/2027	71,675
1,500,000	Puerto Rico Electric Power Authority, Series A7	6.750		07/01/2036	975,390
440,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2031	286,180

25      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$320,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250%		07/01/2030	$208,112
400,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2029	260,140
1,000,000	Puerto Rico Electric Power Authority, Series XX7	5.250		07/01/2040	650,620
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	171,072
25,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2022	9,047
1,000,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2032	216,620
30,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2036	6,522
50,000	Puerto Rico Infrastructure	6.928	[5]	07/01/2043	6,004
450,000	Puerto Rico Infrastructure	7.000	[5]	07/01/2033	90,914
335,000	Puerto Rico Infrastructure	7.102	[5]	07/01/2035	77,586
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	957,371
670,000	Puerto Rico Infrastructure (Mepsi Campus)[1,3]	6.250		10/01/2024	302,311
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	85,574
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	85,090
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	87,611
50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700		11/01/2020	45,754
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	73,399
5,000	Puerto Rico Municipal Finance Agency, Series A	5.500		07/01/2017	5,006
750,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	506,115
100,000	Puerto Rico Public Buildings Authority	6.250		07/01/2026	65,108
30,000	Puerto Rico Public Buildings Authority	5.250		07/01/2033	17,788
500,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	341,735
250,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	159,783
45,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	26,173
600,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	388,380
5,000	Puerto Rico Public Buildings Authority, Series D	5.250		07/01/2036	2,946
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	425,720
750,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375		08/01/2039	315,645
500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	211,620
4,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	1,904,805
250,000	University of Puerto Rico	5.000		06/01/2026	110,395
200,000	University of Puerto Rico	5.000		06/01/2025	88,840
275,000	University of Puerto Rico, Series Q	5.000		06/01/2030	120,684
185,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	185,011

					28,182,973
Total Investments, at Value (Cost $89,817,303)—111.1%					82,474,268
Net Other Assets (Liabilities)—(11.1)					(8,250,713)

Net Assets—100.0%					$74,223,555

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

26      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

A&T	Agricultural & Technical
AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
BRH	Blue Ridge Healthcare
GH	Grace Hospital
GL	Grace Lifecare
GNC	Grace Nursing Center
GO	General Obligation
HFA	Housing Finance Agency
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LPC	Lake Prince Center
TASC	Tobacco Settlement Asset-Backed Bonds
UHC	University Hospitals of Cleveland
UHC&S	United Church Homes & Services
V.I.	United States Virgin Islands
VGH	Valdese General Hospital

See accompanying Notes to Financial Statements.

27      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2015 Unaudited

Assets
Investments, at value (cost $89,817,303)—see accompanying statement of investments	$82,474,268
Cash	107,968
Receivables and other assets:
Interest	1,549,193
Investments sold on a when-issued or delayed delivery basis	452,361
Shares of beneficial interest sold	69,127
Other	219,405

Total assets	84,872,322

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	4,000,000
Payable for borrowings (See Note 9)	6,500,000
Dividends	67,413
Shares of beneficial interest redeemed	20,370
Distribution and service plan fees	14,027
Trustees’ compensation	5,178
Shareholder communications	4,098
Interest expense on borrowings	1,488
Other	36,193

Total liabilities	10,648,767

Net Assets	$74,223,555

Composition of Net Assets
Par value of shares of beneficial interest	$6,829
Additional paid-in capital	93,041,724
Accumulated net investment income	894,924
Accumulated net realized loss on investments	(12,376,887)
Net unrealized depreciation on investments	(7,343,035)

Net Assets	$74,223,555

28      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $40,698,635 and 3,744,513 shares of beneficial interest outstanding)	$10.87
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.41
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $717,082 and 65,982 shares of beneficial interest outstanding)	$10.87
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,298,092 and 2,511,709 shares of beneficial interest outstanding)	$10.87
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,509,746 and 507,006 shares of beneficial interest outstanding)	$10.87

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended September 30, 2015 Unaudited

Investment Income
Interest	$2,588,845
Expenses
Management fees	217,946
Distribution and service plan fees:
Class A	51,527
Class B	4,861
Class C	145,891
Transfer and shareholder servicing agent fees:
Class A	21,554
Class B	486
Class C	14,592
Class Y	2,995
Shareholder communications:
Class A	5,968
Class B	341
Class C	4,464
Class Y	836
Borrowing fees	290,258
Interest expense and fees on short-term floating rate notes issued (See Note 4)	15,203
Interest expense on borrowings	5,805
Trustees’ compensation	592
Custodian fees and expenses	452
Other	25,539

Total expenses	809,310
Less waivers and reimbursements of expenses	(69,588)

Net expenses	739,722
Net Investment Income	1,849,123
Realized and Unrealized Loss
Net realized loss on investments	(294,101)
Net change in unrealized appreciation/depreciation on investments	(2,703,431)
Net Decrease in Net Assets Resulting from Operations	$(1,148,409)

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
Operations
Net investment income	$1,849,123	$4,194,944
Net realized loss	(294,101)	(1,307,563)
Net change in unrealized appreciation/depreciation	(2,703,431)	4,087,964

Net increase (decrease) in net assets resulting from operations	(1,148,409)	6,975,345
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,077,904)	(2,525,135)
Class B	(20,479)	(64,360)
Class C	(620,012)	(1,384,637)
Class Y	(151,475)	(261,607)

	(1,869,870)	(4,235,739)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(4,563,097)	(5,086,259)
Class B	(438,274)	(728,898)
Class C	(3,008,654)	(1,187,367)
Class Y	(415,087)	1,624,110

	(8,425,112)	(5,378,414)
Net Assets
Total decrease	(11,443,391)	(2,638,808)
Beginning of period	85,666,946	88,305,754

End of period (including accumulated net investment income of $894,924 and $915,671, respectively)	$74,223,555	$85,666,946

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND.

STATEMENT OF

CASH FLOWS For the Six Months Ended September 30, 2015 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,148,409)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(2,549,939)
Proceeds from disposition of investment securities	10,688,774
Short-term investment securities, net	(13,274)
Premium amortization	126,631
Discount accretion	(241,681)
Net realized loss on investments	294,101
Net change in unrealized appreciation/depreciation on investments	2,703,431
Change in assets:
Decrease in other assets	173,097
Decrease in interest receivable	77,940
Increase in receivable for securities sold	(452,361)
Change in liabilities:
Decrease in other liabilities	(24,380)
Decrease in payable for securities purchased	(1,870,646)

Net cash provided by operating activities	7,763,284

Cash Flows from Financing Activities
Proceeds from borrowings	14,600,000
Payments on borrowings	(12,200,000)
Proceeds from shares sold	5,045,317
Payments on shares redeemed	(15,055,064)
Cash distributions paid	(359,070)

Net cash used in financing activities	(7,968,817)

Net decrease in cash	(205,533)

Cash, beginning balance	313,501

Cash, ending balance	$107,968

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,526,054.

Cash paid for interest on borrowings—$4,900.

Cash paid for interest on short-term floating rate notes issued—$15,203.

See accompanying Notes to Financial Statements.

32      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.27	$10.92	$12.20	$11.99	$10.48	$11.22

Income (loss) from investment operations:
Net investment income[2]	0.27	0.57	0.61	0.54	0.64	0.69
Net realized and unrealized gain (loss)	(0.39)	0.35	(1.36)	0.24	1.51	(0.78)

Total from investment operations	(0.12)	0.92	(0.75)	0.78	2.15	(0.09)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.57)	(0.53)	(0.57)	(0.64)	(0.65)

Net asset value, end of period	$10.87	$11.27	$10.92	$12.20	$11.99	$10.48

Total Return, at Net Asset Value[3]	(1.11)%	8 .60%	(6 .04)%	6 .60%	20 .93%	(1.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,699	$46,908	$50,408	$83,126	$59,394	$52,758

Average net assets (in thousands)	$43,073	$49,303	$63,593	$73,464	$53,775	$57,465

Ratios to average net assets:[4]
Net investment income	4.95%	5.08%	5.39%	4.40%	5.66%	6.15%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.98%	0.99%	0.97%	0.90%	0.93%	0.95%
Interest and fees from borrowings	0.75%	0.47%	0.25%	0.08%	0.05%	0.07%
Interest and fees on short-term floatingrate notes issued[5]	0.04%	0.04%	0.07%	0.05%	0.10%	0.15%

Total expenses	1.77%	1.50%	1.29%	1.03%	1.08%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.31%	1.11%	0.93%	0.95%	1.02%

Portfolio turnover rate	3%	15%	12%	6%	19%	15%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.27	$10.92	$12.19	$11.98	$10.48	$11.22

Income (loss) from investment operations:
Net investment income[2]	0.23	0.49	0.51	0.45	0.55	0.60
Net realized and unrealized gain (loss)	(0.40)	0.35	(1.35)	0.24	1.50	(0.78)
Total from investment operations	(0.17)	0.84	(0.84)	0.69	2.05	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0 .49)	(0 .43)	(0 .48)	(0 .55)	(0 .56)

Net asset value, end of period	$10.87	$11.27	$10.92	$12.19	$11.98	$10.48

Total Return, at Net Asset Value[3]	(1.48)%	7.80%	(6.82)%	5.81%	19.94%	(1.77)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$717	$1,196	$1,871	$4,141	$4,073	$2,934

Average net assets (in thousands)	$967	$1,470	$3,050	$4,412	$3,338	$3,160

Ratios to average net assets:[4]
Net investment income	4.19%	4.36%	4.58%	3.67%	4.88%	5.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.78%	1.76%	1.81%	1.73%	1.75%	1.77%
Interest and fees from borrowings	0.75%	0.47%	0.25%	0.08%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.04%	0.07%	0.05%	0.10%	0.15%
Total expenses	2.57%	2.27%	2.13%	1.86%	1.90%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.34%	2.06%	1.86%	1.68%	1.70%	1.77%

Portfolio turnover rate	3%	15%	12%	6%	19%	15%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

34      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class C	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.27	$10.92	$12.19	$11.98	$10.48	$11.22

Income (loss) from investment operations:
Net investment income[2]	0.23	0.48	0.52	0.45	0.55	0.61
Net realized and unrealized gain (loss)	(0.40)	0.36	(1.34)	0.24	1.50	(0.79)

Total from investment operations	(0.17)	0.84	(0.82)	0.69	2.05	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.49)	(0.45)	(0.48)	(0.55)	(0.56)

Net asset value, end of period	$10.87	$11.27	$10.92	$12.19	$11.98	$10.48

Total Return, at Net Asset Value[3]	(1.48)%	7.80%	(6.67)%	5.81%	19.94%	(1.77)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,298	$31,410	$31,620	$51,239	$41,724	$32,657

Average net assets (in thousands)	$29,153	$31,701	$38,923	$47,927	$36,216	$33,529

Ratios to average net assets:[4]
Net investment income	4.20%	4.31%	4.64%	3.65%	4.89%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.74%	1.75%	1.75%	1.67%	1.69%	1.72%
Interest and fees from borrowings	0.75%	0.47%	0.25%	0.08%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.04%	0.07%	0.05%	0.10%	0.15%

Total expenses	2.53%	2.26%	2.07%	1.80%	1.84%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.34%	2.06%	1.87%	1.68%	1.70%	1.77%

Portfolio turnover rate	3%	15%	12%	6%	19%	15%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities.

See accompanying Notes to Financial Statements.

35      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$11.27	$10.92	$12.20	$11.99	$11.10

Income (loss) from investment operations:
Net investment income[3]	0.28	0.57	0.60	0.55	0.45
Net realized and unrealized gain (loss)	(0.40)	0.36	(1.34)	0.25	0.87

Total from investment operations	(0.12)	0.93	(0.74)	0.80	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.58)	(0.54)	(0.59)	(0.43)

Net asset value, end of period	$10.87	$11.27	$10.92	$12.20	$11.99

Total Return, at Net Asset Value[4]	(1.08)%	8.66%	(6.00)%	6.72%	12.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,510	$6,153	$4,407	$9,872	$5,166

Average net assets (in thousands)	$5,995	$5,079	$6,791	$7,803	$1,477

Ratios to average net assets:[5]
Net investment income	5.00%	5.06%	5.30%	4.48%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.74%	0.76%	0.75%	0.70%	0.66%
Interest and fees from borrowings	0.75%	0.47%	0.25%	0.08%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.04%	0.04%	0.07%	0.05%	0.10%

Total expenses	1.53%	1.27%	1.07%	0.83%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.53%	1.27%	1.07%	0.83%	0.79%

Portfolio turnover rate	3%	15%	12%	6%	19%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate securities

See accompanying Notes to Financial Statements.

36      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

37      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2015 capital loss carryforwards are included in the table below. Capital loss

38      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$2,034,983
2018	3,860,428
No expiration	6,182,375

Total	$12,077,786

At period end, it is estimated that the capital loss carryforwards would be $5,895,411 expiring by 2018 and $6,476,476, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$85,809,780 [1]

Gross unrealized appreciation	$3,664,860
Gross unrealized depreciation	(11,007,895)

Net unrealized depreciation	$(7,343,035)

1. The Federal tax cost of securities does not include cost of $4,007,523, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

39      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

40      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker- dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

41      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$54,291,295	$—	$54,291,295
U.S. Possessions	—	28,182,973	—	28,182,973

Total Assets	$—	$82,474,268	$—	$82,474,268

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security

42      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Investments and Risks (Continued)

will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also

43      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is

44      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Investments and Risks (Continued)

generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $4,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $8,907,440 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $4,000,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 4,000,000	NC Medical Care Commission Tender Option Bond Series 2015-XF2143 Trust[3]	9.528%	6/1/42	$4,907,440

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

45      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $4,000,000 or 4.71% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$452,361

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities

46      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Investments and Risks (Continued)

that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest at period end.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $2,380,442, representing 3.21% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

47      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2015		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	249,166	$2,755,336	554,674	$6,206,554
Dividends and/or distributions reinvested	82,385	905,547	184,656	2,069,229
Redeemed	(749,005)	(8,223,980)	(1,192,741)	(13,362,042)

Net decrease	(417,454)	$(4,563,097)	(453,411)	$(5,086,259)

Class B
Sold	12	$127	726	$8,165
Dividends and/or distributions reinvested	1,748	19,251	5,216	58,394
Redeemed	(41,887)	(457,652)	(71,146)	(795,457)

Net decrease	(40,127)	$(438,274)	(65,204)	$(728,898)

Class C
Sold	65,422	$723,735	456,014	$5,118,128
Dividends and/or distributions reinvested	42,871	471,092	88,756	994,809
Redeemed	(383,657)	(4,203,481)	(653,047)	(7,300,304)

Net decrease	(275,364)	$(3,008,654)	(108,277)	$(1,187,367)

Class Y
Sold	134,964	$1,482,506	394,712	$4,446,883
Dividends and/or distributions reinvested	11,852	130,164	18,709	209,958
Redeemed	(185,799)	(2,027,757)	(271,006)	(3,032,731)

Net increase (decrease)	(38,983)	$(415,087)	142,415	$1,624,110

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,549,939	$10,688,774

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

48      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2015	1,589

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though

49      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2015	$3,260	$—	$1,086	$815

50      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the reporting period, the Manager reimbursed $39,671, $1,138 and, $28,779 for Class A, Class B and Class C shares, respectively

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial

51      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

paper issuance rates (0.2869% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.65% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.2869%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$5,414,754
Average Daily Interest Rate	0.207%
Fees Paid	$43,108
Interest Paid	$4,900

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.10 % of the Fund’s average net assets on an annualized basis.

52      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$76,370

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

53      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third- party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

54      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state long category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state long funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s

55      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

contractual management fees were higher than its peer group median and category median. The Board also noted that the Fund’s total expenses after waivers were equal to its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

56      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

57      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustree
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

58      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63      OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0655.001.0915 November 23, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015